Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

                                                                   EXHIBIT 10.69

                        LICENSED SOFTWARE ADDENDUM #14 TO
                      MASTER TECHNOLOGY LICENSE AGREEMENTS
                    DATED JANUARY 16, 2000 AND JUNE 12, 1997

This Licensed Software Addendum #14 ("LSA #14") is entered into effective as of October 1, 2003 (the "Effective Date") by and between Konica Minolta Business Technologies, Inc., a Japanese corporation, having offices at No, 2970 Ishikawa-cho, Hachioji-shi, Tokyo, Japan ("KMBT") and Peerless Systems Corporation, having its principal office at 2381 Rosecrans Ave, Suite 400, El Segundo, CA 90245 ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between Konica Corporation and PEERLESS dated January 16, 2000 ("MTLA #1"), which is succeeded by KMBT, and (ii) the provisions of the Master Technology License Agreement between Minolta Co., Ltd. and PEERLESS dated June 12, 1997 ("MTLA #2"), which is succeeded by KMBT.

This LSA #14 is hereby incorporated into the MTLA #1 and the MTLA #2 by reference herein.

All capitalized terms used in this LSA #14 that are not specifically defined herein shall have the meaning ascribed to them in the MTLA #1 and MTLA #2 and the attachments thereto. Where there is a conflict between (i) the provisions and the capitalized terms in this LSA#14 and (ii) the provisions and the capitalized terms in MTLA #1 and MTLA#2, those of (i) shall prevail.

This LSA #14 grants a Block License to distribute Derivative Works of the PEERLESS Licensed Products identified in and licensed under the LSAs and Nest Office Agreements ("License Agreements") referred to in Section 3.0 of this LSA #14. Each License Agreement referred to in Section 3.0 contains the terms and conditions relating to the respective PEERLESS Licensed Products identified therein, the Authorized KBMT Devices identified in Section 4.0 of this LSA #14, and the KMBT Facilities identified in Section 1.0 of this LSA #14.

1.0      KMBT FACILITIES

         "KMBT Facilities" means the facilities set forth in Section 2.0 herein, which are deemed to be the Authorized KMBT Facilities as of the Effective Date.

2.0      AUTHORIZED KMBT FACILITIES

         KMBT, composed of the Affiliates and Subsidiaries listed herein, shall use the PEERLESS Licensed Products only at the following locations ("KMBT Facility(ies)" or "Authorized KMBT Facility(ies)"): 1) Huntington Beach site. 5701 Skylab, Huntington Beach, CA 92647, USA, 2) Itami site, 4-18 Takadai, Itami-shi, Hyogo, Japan 644-8511, 3) Konica Minolta System Laboratory Inc., 301 Velocity way, 3rd floor, Foster City, CA 94404 USA, 4) Konica Minolta System Laboratory Inc., 11150 Hope Street, Cypress, CA 90630 USA. KMBT shall designate any additional laboratory sites in writing to PEERLESS. KONICA may make a written request, and PEERLESS shall not unreasonably withhold a change of venue for any of the site licenses granted in this LSA#14. Tile Authorized KMBT Device(s) shall be

January 26, 2004                Page 1          INITIALS:  PEERLESS ___ KMBT ___

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

manufactured at and by a semiconductor manufacturer to be designated by KMBT subject to the terms and conditions of MTLA #1, MTLA #2, and attachments thereto.

3.0      PEERLESS LICENSED PRODUCT:

         (a) PEERLESS SPS(TM) Software Developer Kit Compatible with VxWorks(R) inclusive of PEERLESS' Novell NEST SDK, which is licensed under Licensed Software Addendum #8 dated January 1, 2002 to MTLA #1 ("LSA #8").

         (b) NEST Office SDK, which is licensed under NEST Office. SDK License Agreement dated January 29, 2002 and Supplement #1 to NEST Office SDK License Agreement dated January 29, 2002.

         (c) PEERLESS SPS(TM) Software Developer Kit Compatible with VxWorks(R) inclusive of PEERLESS' Novell NEST SDK, which is licensed under Licensed Software Addendum #7 dated January 9, 1999 to MTLA #2 ("LSA #7") and Addendum #1 dated May 19, 2003 ("Addendum #1") to LSA #7 and Licensed Software Addendum #11 dated January 15, 2002 to MTLA #2 ("LSA #11")

         (d) NEST Office SDK, which is licensed under NEST Office SDK License Agreement dated June 14, 2000 and Supplement #1 to NEST Office SDK License Agreement dated June 14, 2000 and Supplement #2 to NEST Office SDK License Agreement dated January 6, 2003 and Supplement #3 to NEST Office SDK License Agreement dated May 19, 2003,

         (e) PEERLESS SPS(TM) Lite Phase I Software Developer Kit, which is licensed under Licensed Software Addendum #13 dated April 1, 2002 to MTLA #2 ("LSA#13").

4.0      AUTHORIZED KMBT DEVICES

         The Authorized KMBT Devices are identified in ;he following License
Agreements:

         (a)      LSA #8;

         (b)      NEST Office SDK License Agreement dated January 29, 2002;

         (c) Supplement #1 to NEST Office SDK License Agreement dated January 2, 2002;

         (d)      LSA #7;

         (e)      Addendum #1;

         (f)      NEST Office SDK License Agreement dated June 14, 2000;

         (g) Supplement # 1 to NEST Office SDK License Agreement dated June 14, 2000;

         (h) Supplement #2 to NEST Office SDK License Agreement dated January 6, 2003;

January 26, 2004                Page 2          INITIALS:  PEERLESS ___ KMBT ___

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

         (i) Supplement #3 to NEST Office, SDK License Agreement dated May 19, 2003; and

         (j)      LSA #13.

5.0      BLOCK LICENSE

         Without limiting any of KMBT's rights under MTLA #1, MTLA #2 and agreements listed in Section 3.0, and subject to KMBT's payment of the Block License Fee identified in Section 5.1 of this LSA #14, PEERLESS grants to KMBT a non-exclusive and non-transferable Block License for the distribution, of Derivative Works of PEERLESS Licensed Products identified in and licensed under the agreements in Section 3.0, in Object Code format only, contained in the Authorized KMBT Devices that are identified in Section 4.0 of this LSA #14.

         5.1 PEERLESS grants KMBT a Block License for PEERLESS Licensed Products contained in the Authorized KMBT Devices that are identified in Section 4.0 of this LSA #14 upon the non-refundable, non-transferable and non-creditable payment of the Block License Fee in the amount of *** by KMBT to PEERLESS. This Block License Fee shall be due and payable upon the date of last signature of this LSA #14 and shall be made within thirty (30) days after the date of last signature of this LSA #14.

         5.2 Block License Terms and Conditions: The terms and conditions of the Block License are as follows:

         (a) The Block License shall apply only to the distribution of the PEERLESS Licensed Products identified in Section 3.0 of this LSA #14 and the Authorized KMBT Devices identified in Section
                  4.0 of this LSA #14.

         (b) License Fees: KMBT shall use the calculation set out in each respective License Agreement referred to in Section 3.0 of this LSA #14 to determine the Per Unit License Fee. Notwithstanding the foregoing, KMBT may apply the Per Unit License Fees set out in Table I below under the Block License in lieu of the Per Unit License Fees defined in each respective License Agreement referred to in Section 3.0 of this LSA #14,

                         TABLE #1 -BLOCK LICENSE PRICING

PEERLESS -LICENSED PRODUCT                       PER-UNIT LICENSE FEE
--------------------------                       --------------------
SPS(TM) (including NEST(TM))                     U.S. $***
SPS(TM) Lite                                     U.S. $***
NEST(TM) Only                                    U.S. $***
SPS(TM) Only as an option to a NEST(TM) Only
Authorized KMBT Device                           U.S. $***

         (c) The Block License Fee of *** stated in Section 4.1 shall be credited to the recurring license fees stated in Section 4.2(b) until the Block License Fee is exhausted.

January 26, 2004                Page 3          INITIALS:  PEERLESS ___ KMBT ___

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by three asterisks (***). A complete version of this document has been filed separately with the Securities and Exchange Commission.

         (d) Upon exhaustion of the *** Block License granted herein, the following actions may take place:

                  a. The Parties agree that they will negotiate in good faith a future Block License structure reflecting similar discount structures as contained herein; or

                  b. If KMBT, at its sole discretion, decides not to purchase an additional Block License, the recurring Per Unit License Fees set out in each respective License Agreement referred to in Section 3.0 of this LSA #14 shall apply.

6.0      SUPPORT

No support is provided under this LSA #14. Any support for the PEERLESS Licensed Product may be covered by a separate agreement that is mutually agreed upon in writing by the parties. KMBT will be required to purchase on-going Subscription Support under a separate agreement to maintain the licenses granted herein.

7.0      TERM AND TERMINATION

The term of this LSA #14 shall commence upon the Effective Date and shall continue in full force and effect until the MTLA #1 and MTLA #2 have expired or has been terminated, whichever comes first.

IN WITNESS WHEREOF, the parties hereto have executed this LSA #14 as of the Effective Date.

KONICA MINOLTA BUSINESS TECHNOLOGIES,    PEERLESS SYSTEMS CORPORATION
INC.

BY:
                                         BY:

/S/ KATSUNOBU IMAZATO                    /s/ WILLIAM NEIL
------------------------------------     --------------------------------------
(Authorized Signature)                   (Authorized Signature)

Name:    Katsunobu Imazato
Title:   General Manager,
         R&D Administration Div.,        Name:    William Neil
         Imaging System R&D HQ           Title:   Vice President Finance & CFO
Date:    January 29, 2004                Date:    January 30, 2004

January 26, 2004                Page 4          INITIALS:  PEERLESS ___ KMBT ___